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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements Nos. 333-18981, 333-18983, 333-18985, 333-18987, 333-18989, 333-29153, 333-63493,
333-36646 and 333-46126 all on Form S-8 of SRS Labs, Inc., of our report dated February 12, 2001, appearing in SRS Labs, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


/s/  DELOITTE & TOUCHE LLP

Costa Mesa, California
March 28, 2001